EXHIBIT 32.01

Section 1350 Certification

In connection with this annual report of  Systematic Momentum FuturesAccess LLC (the “Company”) on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Deann Morgan, Chief Executive Officer, President and Manager of the Merrill Lynch Alternative Investments, LLC the manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2013

By	/s/DEANN MORGAN
Deann Morgan
Chief Executive Officer, President and Manager
(Principal Executive Officer)